UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

March 28, 2006

MONOLITHIC POWER SYSTEMS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

983 University Avenue, Building A,

Los Gatos, CA 95032

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(408) 357-6600

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.113e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 28, 2006, Monolithic Power Systems, Inc., a Delaware corporation (the “Company”), issued a press release and held a conference call regarding its financial results for the quarter and year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

On March 28, 2006, the Company held on Conference Call regarding its fourth-quarter and fiscal 2005 Financial results and provided guidance for Q1 2006. A transcript of the Conference Call is furnished as Exhibit 99.2 on this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the 1934 Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release issued on March 28, 2006.
99.2	Transcript of Conference Call held by Monolithic Power Systems on March 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONOLITHIC POWER SYSTEMS, INC.

Dated: March 31, 2006	By:	/s/ C. Richard Neely Jr.
C. Richard Neely Jr.
Chief Financial Officer
(Principal Financial and Accounting Officer and Duly Authorized Officer)